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                            SUPPLEMENT TO PROSPECTUS
             FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                             SEPARATE ACCOUNT THREE
                               DATED MAY 10, 1999


GENERAL INFORMATION ABOUT MANUFACTURERS

MANUFACTURERS LIFE OF AMERICA

         The sub-section entitled "Manufacturers Life of America," under the section entitled General Information About Manufacturers" is amended and restated as follows:

Manufacturers Life of America is a stock life insurance company organized under the laws of Pennsylvania on April 11, 1977 and re-domesticated under the laws of Michigan on December 9, 1992. It is a licensed life insurance company in the District of Columbia and all states of the United States except New York. The ultimate parent of Manufacturers Life of America is Manulife Financial Corporation ("MFC"), a stock life insurance holding company based in Toronto, Canada. MFC owns 100% of the shares of The Manufacturers Life Insurance Company ("Manufacturers Life") a stock life insurance company based in Toronto, Canada. Manufacturers Life and its subsidiaries including Manufacturers Life of America, together, constitute one of the largest life insurance companies in North America and rank among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life of America, Manufacturers Life nor MFC guarantees the investment performance of the Separate Account.


TAX TREATMENT OF POLICY BENEFITS

DISTRIBUTIONS

DISTRIBUTIONS FROM MEC'S

         The following paragraph is added to the end of the sub-section entitled "Distributions from MEC's," under the sub-section entitled "Distributions" under the section "Tax Treatment of Policy Benefits" as follows:

Policy Split Options

This option permits a Policy to be split into two other individual Policies upon the occurrence of a divorce of the lives insured or certain changes in federal estate tax law. The purchase and exercise of the policy split option could have adverse tax consequences. For example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the cost of the policy split option, which is deducted monthly from Policy Value, will be treated as a taxable distribution. Before purchasing the policy split option or exercising rights provided by the policy split option, please consult with a competent tax adviser regarding the possible consequences.





                        SUPPLEMENT DATED OCTOBER 8, 1999

New SVUL.Supp10/99